                                                                Exhibit 10.13.9


                                 NINTH AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

         This Ninth Amendment to Receivables Purchase Agreement dated as of March 3, 1997 (this "Amendment"), is among THE ORIGINATORS listed on the signature page hereof (collectively, the "Originators") and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992, as amended from time to time, (the "Purchase Agreement") pursuant to which the Purchaser purchased Receivables (as defined in the Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to revise Schedule IV attached to the Purchase Agreement;

         WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Schedule IV attached to the Purchase Agreement is hereby deleted in its entirety and Schedule IV attached hereto is substituted therefor.

         2. Attached hereto as Exhibit A is a certificate by an officer of FDS National Bank, as Servicer, stating that the amendment to the Purchase Agreement effected by this Ninth Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement), which certificate is required to be delivered to the Trustee (as defined in the Purchase Agreement) pursuant to Section 8.01 of the Purchase Agreement.

         3. The Purchase Agreement, as amended by this Ninth Amendment shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               THE ORIGINATORS:

                               BLOOMINGDALE'S, INC.

                               By:  /s/ Dennis J. Broderick
                                  --------------------------------------
                               Title:  Vice President

                               BURDINES, INC.

                               By:  /s/ Dennis J. Broderick
                                  --------------------------------------
                               Title:  Vice President

                               LAZARUS, INC.

                               By:  /s/ Dennis J. Broderick
                                  --------------------------------------
                               Title:  Vice President

                               RICH'S DEPARTMENT STORES, INC.

                               By:  /s/ Dennis J. Broderick
                                  --------------------------------------
                               Title:  Vice President

                               STERN'S DEPARTMENT STORES, INC.

                               By:  /s/ Dennis J. Broderick
                                  --------------------------------------
                               Title:  Vice President and General Counsel

                               THE BON, INC.

                               By:  /s/ Dennis J. Broderick
                                  --------------------------------------
                               Title:  Vice President and General Counsel

                               BROADWAY STORES, INC.

                               By:  /s/ Dennis J. Broderick
                                  --------------------------------------
                               Title:  Vice President

                               MACY'S EAST, INC.,
                               as successor in interest to Abraham & Straus and Jordan Marsh Stores Corporation

                               By:  /s/ Dennis J. Broderick
                                  --------------------------------------
                               Title:  Vice President

                               FDS NATIONAL BANK

Date:       3/3/97             By:  /s/ Susan R. Robinson
     -----------------            --------------------------------------
                               Title:  Treasurer

                               THE PURCHASER:

                               PRIME RECEIVABLES CORPORATION

Date:       3/3/97             By:  /s/ Susan P. Storer
     -----------------            --------------------------------------
                               Title:  President

                                                                     SCHEDULE IV
                                                                          3/3/97

                            List of Lock-box Accounts
                            -------------------------
Star Bank Corporation        Burdines                                  480-366-723
P.O. Box 1038                Dept. 4500
425 Walnut Street            Cincinnati, OH
Cincinnati, OH               45274-4500
45201-1036

                             Macy's East, Inc.,                       480-381-1425
                             as successor in interest to,
                             Jordan Marsh
                             P.O. Box 8079
                             Mason, Ohio
                             45040-8079

PNC Bank                     The Bon Marche                           426-002-7019
201 East 5th Street          P.O. Box 8080
Cincinnati, OH               Mason, Ohio
45201-1198                   45040-8080

                             Stern's                                  419-000-2709
                             P.O. Box 8081
                             Mason, Ohio
                             45040-8081

                             Lazarus                                  411-017-5133
                             P.O. Box 4504
                             Mason, Ohio
                             45040-4504

                             Macy's West                               300-1544986
                             P.O. Box 8021
                             Mason, Ohio
                             45040-8021

                             Broadway Stores                          300-154-4994
                             P.O. Box 8022
                             Mason, Ohio
                             45040-8022

AmSouth Bank, N.A.           Bloomingdale's                           88-419-622
1900 Fifth Ave., North       P.O. Box 11407
Birmingham, AL               Drawer 0018
35203                        Birmingham, AL
                             35242-0018

                             Rich's                                   01-579-282
                             P.O. Box 11407
                             Drawer 0001
                             Birmingham, AL
                             35245-0001

                             Goldsmith's                              73-233-579
                             P.O. Box 11407
                             Drawer 0012
                             Birmingham, AL
                             35245-0012

                             Macy's East, Inc.,                       69-116-059
                             as successor in interest to,
                             Abraham & Straus
                             P.O. Box 11407
                             Drawer 0008
                             Birmingham, AL
                             35245-0008

The Fifth Third Bank         Lazarus                                   715-27336
38 Fountain Square Plaza     P.O. Box 0064
Cincinnati, OH               Cincinnati, OH
45263                        45274-0064

Bank of America Illinois     All Originators                             7118821
231 South LaSalle Street
Chicago, IL  60697

                                    EXHIBIT A

                                FDS NATIONAL BANK

                              OFFICER'S CERTIFICATE

         Pursuant to Section 8.01 (a) of the Receivables Purchase Agreement dated as of December 15, 1992, among the Originators listed therein and Prime Receivables Corporation, FDS National Bank, as Servicer, certifies that the amendment dated as of March 3, 1997 to Schedule IV of the Receivables Purchase Agreement does not adversely affect in any material respect the interests of any of the Invester Certificateholders.

                                         FDS National Bank
                                         As Servicer

                                         /s/ Susan R. Robinson

Date        3/3/97                       Name:  Susan R. Robinson
    ------------------                   -----------------------------
                                         Title:  Treasurer